Exhibit 4.1

PALMSOURCE, INC. FORM OF COMMON STOCK CERTIFICATE,

$.001 PAR VALUE PER SHARE

[SPECIMEN]

NUMBER XTP	[PALMSOURCE LOGO]	SHARES

COMMON STOCK		CUSIP 697154 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

PALMSOURCE, INC.

(hereinafter the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Doreen S. Yochum CHIEF ADMINISTRATIVE OFFICER AND SECRETARY	PalmSource, Inc. CORPORATE SEAL Dec. 3, 2001 DELAWARE	/s/ David Nagel PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1749
711 ARMSTRONG LANE	PROOF OF SEPTEMBER 22, 2003
COLUMBIA, TENNESSEE 38401	PALMSOURCE, INC.
(931) 388-3003	TSB 13259 FC
SALES: E. MORGENSTERN 661-290-2731	OPERATOR: RON
/ ETHER 13 / LIVE JOBS / P / PALMSOURCE 13259 FC	New

NOTE: Logo FPO; low resolution, not changeable to PMS

The shares represented by this certificate are issued subject to all provisions of the Certificate of Incorporation and Bylaws of PalmSource, Inc. (the “Corporation”) as they may be from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT –		Guardian
TEN ENT	—	as tenants by the entirety		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

			UNIF TRANS MIN ACT –		Guardian
				(Cust)		(Minor)

under Uniform Transfers to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1749
711 ARMSTRONG LANE	PROOF OF SEPTEMBER 22, 2003
COLUMBIA, TENNESSEE 38401	PALMSOURCE, INC.
(931) 388-3003	TSB 13259 BK
SALES: E. MORGENSTERN 661-290-2731	OPERATOR: RON
/ ETHER 13 / LIVE JOBS / P / PALMSOURCE 13259 BK	Rev. 1